UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019

Stamps.com Inc.
______________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

            Delaware 000-26427 77-0454966
       ------------------------------------------------------------------------------------------
(State or other jurisdiction (Commission (IRS Employer
         of incorporation) File Number) Identification No.)

1990 E. Grand Avenue, El Segundo, CA                     90245
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:         (310) 482-5800

Not Applicable
______________________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	STMP	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2019, Stamps.com Inc. (the “Company”) held its annual meeting of shareholders in El Segundo, California (“Annual Meeting”). As of April 15, 2019, the Company’s record date, there were a total of 17,388,024 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 14,650,726 shares of common stock were represented in person or by proxy and, therefore, a quorum was present.
The shareholders of the Company voted on the following items at the Annual Meeting:
1.    To elect two directors to hold office until the 2022 Annual Meeting of Stockholders;
2.    To approve, on a non-binding advisory basis, our executive compensation; and
3.    To ratify the appointment of Ernst & Young LLP as our independent auditors for 2019.
Votes regarding the election of the director nominees were as follows:

Nominee	For	Withheld	Broker Non-Votes
Mohan P. Ananda	4,756,641	7,156,844	2,737,241
David C. Habiger	9,943,316	1,970,169	2,737,241
Based on the votes set forth above, the director nominees were duly elected.
The proposal to approve, on a non-binding advisory basis, our executive compensation ("Say on Pay") received the following votes:

For	Against	Abstain	Broker Non-Votes
10,627,321	1,262,836	23,328	2,737,241
Based on the votes set forth above, the stockholders approved the Say on Pay proposal.
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2019 received the following votes:

For	Against	Abstain	Broker Non-Votes
14,403,919	228,540	18,267	-

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2019 was duly ratified.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stamps.com Inc.
(Registrant)

June 14, 2019	/s/ Matthew A. Lipson
Date	(Signature)

Matthew A. Lipson
Chief Legal Officer and
Secretary